UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 17, 2007

Date of Report (Date of earliest event reported)

ANTIGENICS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

162 Fifth Avenue, Suite 900 New York, NY	10010
(Address of principal executive offices)	(Zip Code)

212-994-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 17, 2007 the Board of Directors of Antigenics Inc. (the “Company”) amended the Company’s Amended and Restated By-Laws allowing for the issuance of uncertificated shares. A copy of the Second Amended and Restated By-Laws of Antigenics Inc. is filed herewith as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

3.1	Second Amended and Restated By-Laws of Antigenics Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTIGENICS INC.
Date: December 19, 2007
	By:	/s/ Garo H. Armen
Garo H. Armen, Ph.D.
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Second Amended and Restated By-Laws of Antigenics Inc.